CHANGE OF CONTROL AGREEMENT

This Change of Control Agreement (the “Agreement”) is made and entered into as of January 3, 2014, by and between Gary Atkinson (the “Executive”) and The Singing Machine Company, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company employs the Executive as the CEO of the Company; and

WHEREAS, the Executive desires to obtain certain change of control rights from the Company, and the Company desires to grant to the Executive certain change of control rights to the Executive.

NOW, THEREFORE, in consideration of the mutual covenants, promises and obligations set forth herein, the parties agree as follows:

1. Change in Control Termination.

1.1 If the Executive’s employment with the Company is terminated by the Executive or by the Company, for any reason, with or without cause, in each case within twenty-four (24) months following a Change in Control, the Company shall pay the Executive, within ten (10) days following the date of termination: (a) all accrued and unpaid compensation, as of the date of termination, that is owed by the Company to the Executive; and (b) a lump sum payment equal to one year’s Executive base salary if the Executive terminates employment; or one and a half (1.5) times the sum of the Executive’s base salary and target bonus for the year in which the termination occurred if the Executive is terminated by the Company.

1.2 Notwithstanding the terms of any equity incentive plan or award agreements, as applicable, upon the occurrence of a Change in Control:

(a) Within ten (10) days following a Change in Control, the Company shall pay the Executive a lump sum payment equal to one (1) times the sum of the Executive’s base salary and target bonus for the year in which the Change in Control occurred.

(b) All outstanding unvested stock options/stock appreciation rights granted to the Executive shall become fully vested and exercisable for the remainder of their full term; and

(c) All outstanding equity-based compensation awards other than stock options/stock appreciation rights shall become fully vested and the restrictions thereon shall lapse; provided that, any delays in the settlement or payment of such awards that are set forth in the applicable award agreement and that are required under Section 409A shall remain in effect.

1.3 For purposes hereof, “Change in Control” shall mean the occurrence of any of the following:

(a) One person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of such corporation; provided that, a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b) One person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation;

(c) A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by at least three-quarters (3/4) of the Board before the date of appointment or election; or

(d) The sale of all or substantially all of the Company’s assets.

1.4 Change of Control, however, shall not mean the transfer of shares or equity of the Company to a present or former affiliate of Koncepts International, Ltd., or a change of the constitution of the Company’s Board by Koncepts International, Ltd. in connection with its status as a shareholder.

2. Section 280G. If any of the payments or benefits received or to be received by the Executive (including, without limitation, any payment or benefits received in connection with a Change in Control or the Executive’s termination of employment, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement, or otherwise) (all such payments collectively referred to herein as the “280G Payments”) constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and will be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), the Company shall pay to the Executive, no later than the time such Excise Tax is required to be paid by the Executive or withheld by the Company, an additional amount equal to the sum of the Excise Tax payable by the Executive, plus the amount necessary to put the Executive in the same after-tax position (taking into account any and all applicable federal, state and local excise, income or other taxes at the highest applicable rates on such 280G Payments and on any payments under this Section 5.9 or otherwise) as if no Excise Tax had been imposed.

3. Confidential Information. The Executive understands and acknowledges that during his employment with the Company, he will have access to and learn about Confidential Information. The Executive agrees and covenants: (i) to treat all Confidential Information as strictly confidential; (ii) not to directly or indirectly disclose, publish, communicate or make available Confidential Information, or allow it to be disclosed, published, communicated or made available, in whole or part, to any entity or person whatsoever (including other employees of the Company) not having a need to know and authority to know and use the Confidential Information in connection with the business of the Company and, in any event, not to anyone outside of the direct employ of the Company except as required in the performance of the Executive’s authorized employment duties to the Company or with the prior consent of the Company in each instance (and then, such disclosure shall be made only within the limits and to the extent of such duties or consent); and (iii) not to access or use any Confidential Information, and not to copy any documents, records, files, media or other resources containing any Confidential Information, or remove any such documents, records, files, media or other resources from the premises or control of the Company, except as required in the performance of the Executive’s authorized employment duties to the Company or with the prior consent of the Company in each instance (and then, such disclosure shall be made only within the limits and to the extent of such duties or consent). Nothing herein shall be construed to prevent disclosure of Confidential Information as may be required by applicable law or regulation, or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation or order.

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4. Governing Law; Jurisdiction; and Venue. This Agreement, for all purposes, shall be construed in accordance with the laws of Florida without regard to conflicts of law principles. Any action or proceeding by either of the parties to enforce this Agreement shall be brought only in a state or federal court located in the State of Florida, County of Broward. The parties hereby irrevocably submit to the exclusive jurisdiction of such courts and waive the defense of inconvenient forum to the maintenance of any such action or proceeding in such venue.

5. Entire Agreement. Unless specifically provided herein, this Agreement contains all of the understandings and representations between the Executive and the Company pertaining to the subject matter hereof and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter. The parties mutually agree that the Agreement can be specifically enforced in court and can be cited as evidence in legal proceedings alleging breach of the Agreement.

6. Modification and Waiver. No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by the Executive and the Company. No waiver by either of the parties of any breach by the other party hereto of any condition or provision of this Agreement to be performed by the other party hereto shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time, nor shall the failure of or delay by either of the parties in exercising any right, power or privilege hereunder operate as a waiver thereof to preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.

7. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

8. 409A. Notwithstanding any other provision of this Agreement, if any payment or benefit provided to the Executive in connection with his termination of employment is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the Executive is determined to be a “specified employee” as defined in Section 409A(a)(2)(b)(i), then such payment or benefit shall not be paid until the first payroll date to occur following the six-month anniversary of the Termination Date (the “Specified Employee Payment Date”). The aggregate of any payments that would otherwise have been paid before the Specified Employee Payment Date shall be paid to the Executive in a lump sum on the Specified Employee Payment Date and thereafter, any remaining payments shall be paid without delay in accordance with their original schedule.

9. Successors and Assigns. This Agreement is personal to the Executive and shall not be assigned by the Executive. Any purported assignment by the Executive shall be null and void from the initial date of the purported assignment. The Company may assign this Agreement to any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company. This Agreement shall inure to the benefit of the Company and permitted successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

The Singing Machine Company, Inc.

By: ____________________________

Printed Name: Lau Sak Hong

Title: Chairman, Starlight Group

____

Executive: Gary Atkinson

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CHANGE OF CONTROL AGREEMENT

This Change of Control Agreement (the “Agreement”) is made and entered into as of January 3, 2014, by and between Bernardo Melo (the “Executive”) and The Singing Machine Company, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company employs the Executive as the VP of Sales & Marketing of the Company; and

WHEREAS, the Executive desires to obtain certain change of control rights from the Company, and the Company desires to grant to the Executive certain change of control rights to the Executive.

NOW, THEREFORE, in consideration of the mutual covenants, promises and obligations set forth herein, the parties agree as follows:

1. Change in Control Termination.

1.1 If the Executive’s employment with the Company is terminated by the Executive or by the Company, for any reason, with or without cause, in each case within twenty-four (24) months following a Change in Control, the Company shall pay the Executive, within ten (10) days following the date of termination: (a) all accrued and unpaid compensation, as of the date of termination, that is owed by the Company to the Executive; and (b) a lump sum payment equal to one year’s Executive base salary if the Executive terminates employment; or one and a half (1.5) times the sum of the Executive’s base salary and target bonus for the year in which the termination occurred if the Executive is terminated by the Company.

1.2 Notwithstanding the terms of any equity incentive plan or award agreements, as applicable, upon the occurrence of a Change in Control:

(a) Within ten (10) days following a Change in Control, the Company shall pay the Executive a lump sum payment equal to one (1) times the sum of the Executive’s base salary and target bonus for the year in which the Change in Control occurred.

(b) All outstanding unvested stock options/stock appreciation rights granted to the Executive shall become fully vested and exercisable for the remainder of their full term; and

(c) All outstanding equity-based compensation awards other than stock options/stock appreciation rights shall become fully vested and the restrictions thereon shall lapse; provided that, any delays in the settlement or payment of such awards that are set forth in the applicable award agreement and that are required under Section 409A shall remain in effect.

1.3 For purposes hereof, “Change in Control” shall mean the occurrence of any of the following:

(a) One person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of such corporation; provided that, a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b) One person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation;

(c) A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by at least three-quarters (3/4) of the Board before the date of appointment or election; or

(d) The sale of all or substantially all of the Company’s assets.

1.4 Change of Control, however, shall not mean the transfer of shares or equity of the Company to a present or former affiliate of Koncepts International, Ltd., or a change of the constitution of the Company’s Board by Koncepts International, Ltd. in connection with its status as a shareholder.

2. Section 280G. If any of the payments or benefits received or to be received by the Executive (including, without limitation, any payment or benefits received in connection with a Change in Control or the Executive’s termination of employment, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement, or otherwise) (all such payments collectively referred to herein as the “280G Payments”) constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and will be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), the Company shall pay to the Executive, no later than the time such Excise Tax is required to be paid by the Executive or withheld by the Company, an additional amount equal to the sum of the Excise Tax payable by the Executive, plus the amount necessary to put the Executive in the same after-tax position (taking into account any and all applicable federal, state and local excise, income or other taxes at the highest applicable rates on such 280G Payments and on any payments under this Section 5.9 or otherwise) as if no Excise Tax had been imposed.

3. Confidential Information. The Executive understands and acknowledges that during his employment with the Company, he will have access to and learn about Confidential Information. The Executive agrees and covenants: (i) to treat all Confidential Information as strictly confidential; (ii) not to directly or indirectly disclose, publish, communicate or make available Confidential Information, or allow it to be disclosed, published, communicated or made available, in whole or part, to any entity or person whatsoever (including other employees of the Company) not having a need to know and authority to know and use the Confidential Information in connection with the business of the Company and, in any event, not to anyone outside of the direct employ of the Company except as required in the performance of the Executive’s authorized employment duties to the Company or with the prior consent of the Company in each instance (and then, such disclosure shall be made only within the limits and to the extent of such duties or consent); and (iii) not to access or use any Confidential Information, and not to copy any documents, records, files, media or other resources containing any Confidential Information, or remove any such documents, records, files, media or other resources from the premises or control of the Company, except as required in the performance of the Executive’s authorized employment duties to the Company or with the prior consent of the Company in each instance (and then, such disclosure shall be made only within the limits and to the extent of such duties or consent). Nothing herein shall be construed to prevent disclosure of Confidential Information as may be required by applicable law or regulation, or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation or order.

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4. Governing Law; Jurisdiction; and Venue. This Agreement, for all purposes, shall be construed in accordance with the laws of Florida without regard to conflicts of law principles. Any action or proceeding by either of the parties to enforce this Agreement shall be brought only in a state or federal court located in the State of Florida, County of Broward. The parties hereby irrevocably submit to the exclusive jurisdiction of such courts and waive the defense of inconvenient forum to the maintenance of any such action or proceeding in such venue.

5. Entire Agreement. Unless specifically provided herein, this Agreement contains all of the understandings and representations between the Executive and the Company pertaining to the subject matter hereof and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter. The parties mutually agree that the Agreement can be specifically enforced in court and can be cited as evidence in legal proceedings alleging breach of the Agreement.

6. Modification and Waiver. No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by the Executive and the Company. No waiver by either of the parties of any breach by the other party hereto of any condition or provision of this Agreement to be performed by the other party hereto shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time, nor shall the failure of or delay by either of the parties in exercising any right, power or privilege hereunder operate as a waiver thereof to preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.

7. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

8. 409A. Notwithstanding any other provision of this Agreement, if any payment or benefit provided to the Executive in connection with his termination of employment is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the Executive is determined to be a “specified employee” as defined in Section 409A(a)(2)(b)(i), then such payment or benefit shall not be paid until the first payroll date to occur following the six-month anniversary of the Termination Date (the “Specified Employee Payment Date”). The aggregate of any payments that would otherwise have been paid before the Specified Employee Payment Date shall be paid to the Executive in a lump sum on the Specified Employee Payment Date and thereafter, any remaining payments shall be paid without delay in accordance with their original schedule.

9. Successors and Assigns. This Agreement is personal to the Executive and shall not be assigned by the Executive. Any purported assignment by the Executive shall be null and void from the initial date of the purported assignment. The Company may assign this Agreement to any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company. This Agreement shall inure to the benefit of the Company and permitted successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

The Singing Machine Company, Inc.

By: ______________________________

Printed Name: Lau Sak Hong

Title: Chairman, Starlight Group

____

Executive: Bernardo Melo

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CHANGE OF CONTROL AGREEMENT

This Change of Control Agreement (the “Agreement”) is made and entered into as of January 3, 2014, by and between Lionel Marquis (the “Executive”) and The Singing Machine Company, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company employs the Executive as the CFO of the Company; and

WHEREAS, the Executive desires to obtain certain change of control rights from the Company, and the Company desires to grant to the Executive certain change of control rights to the Executive.

NOW, THEREFORE, in consideration of the mutual covenants, promises and obligations set forth herein, the parties agree as follows:

1. Change in Control Termination.

1.1 If the Executive’s employment with the Company is terminated by the Executive or by the Company, for any reason, with or without cause, in each case within twenty-four (24) months following a Change in Control, the Company shall pay the Executive, within ten (10) days following the date of termination: (a) all accrued and unpaid compensation, as of the date of termination, that is owed by the Company to the Executive; and (b) a lump sum payment equal to one year’s Executive base salary if the Executive terminates employment; or one and a half (1.5) times the sum of the Executive’s base salary and target bonus for the year in which the termination occurred if the Executive is terminated by the Company.

1.2 Notwithstanding the terms of any equity incentive plan or award agreements, as applicable, upon the occurrence of a Change in Control:

(a) Within ten (10) days following a Change in Control, the Company shall pay the Executive a lump sum payment equal to one (1) times the sum of the Executive’s base salary and target bonus for the year in which the Change in Control occurred.

(b) All outstanding unvested stock options/stock appreciation rights granted to the Executive shall become fully vested and exercisable for the remainder of their full term; and

(c) All outstanding equity-based compensation awards other than stock options/stock appreciation rights shall become fully vested and the restrictions thereon shall lapse; provided that, any delays in the settlement or payment of such awards that are set forth in the applicable award agreement and that are required under Section 409A shall remain in effect.

1.3 For purposes hereof, “Change in Control” shall mean the occurrence of any of the following:

(a) One person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of such corporation; provided that, a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b) One person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation;

(c) A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by at least three-quarters (3/4) of the Board before the date of appointment or election; or

(d) The sale of all or substantially all of the Company’s assets.

1.4 Change of Control, however, shall not mean the transfer of shares or equity of the Company to a present or former affiliate of Koncepts International, Ltd., or a change of the constitution of the Company’s Board by Koncepts International, Ltd. in connection with its status as a shareholder.

2. Section 280G. If any of the payments or benefits received or to be received by the Executive (including, without limitation, any payment or benefits received in connection with a Change in Control or the Executive’s termination of employment, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement, or otherwise) (all such payments collectively referred to herein as the “280G Payments”) constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and will be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), the Company shall pay to the Executive, no later than the time such Excise Tax is required to be paid by the Executive or withheld by the Company, an additional amount equal to the sum of the Excise Tax payable by the Executive, plus the amount necessary to put the Executive in the same after-tax position (taking into account any and all applicable federal, state and local excise, income or other taxes at the highest applicable rates on such 280G Payments and on any payments under this Section 5.9 or otherwise) as if no Excise Tax had been imposed.

3. Confidential Information. The Executive understands and acknowledges that during his employment with the Company, he will have access to and learn about Confidential Information. The Executive agrees and covenants: (i) to treat all Confidential Information as strictly confidential; (ii) not to directly or indirectly disclose, publish, communicate or make available Confidential Information, or allow it to be disclosed, published, communicated or made available, in whole or part, to any entity or person whatsoever (including other employees of the Company) not having a need to know and authority to know and use the Confidential Information in connection with the business of the Company and, in any event, not to anyone outside of the direct employ of the Company except as required in the performance of the Executive’s authorized employment duties to the Company or with the prior consent of the Company in each instance (and then, such disclosure shall be made only within the limits and to the extent of such duties or consent); and (iii) not to access or use any Confidential Information, and not to copy any documents, records, files, media or other resources containing any Confidential Information, or remove any such documents, records, files, media or other resources from the premises or control of the Company, except as required in the performance of the Executive’s authorized employment duties to the Company or with the prior consent of the Company in each instance (and then, such disclosure shall be made only within the limits and to the extent of such duties or consent). Nothing herein shall be construed to prevent disclosure of Confidential Information as may be required by applicable law or regulation, or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation or order.

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4. Governing Law; Jurisdiction; and Venue. This Agreement, for all purposes, shall be construed in accordance with the laws of Florida without regard to conflicts of law principles. Any action or proceeding by either of the parties to enforce this Agreement shall be brought only in a state or federal court located in the State of Florida, County of Broward. The parties hereby irrevocably submit to the exclusive jurisdiction of such courts and waive the defense of inconvenient forum to the maintenance of any such action or proceeding in such venue.

5. Entire Agreement. Unless specifically provided herein, this Agreement contains all of the understandings and representations between the Executive and the Company pertaining to the subject matter hereof and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter. The parties mutually agree that the Agreement can be specifically enforced in court and can be cited as evidence in legal proceedings alleging breach of the Agreement.

6. Modification and Waiver. No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by the Executive and the Company. No waiver by either of the parties of any breach by the other party hereto of any condition or provision of this Agreement to be performed by the other party hereto shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time, nor shall the failure of or delay by either of the parties in exercising any right, power or privilege hereunder operate as a waiver thereof to preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.

7. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

8. 409A. Notwithstanding any other provision of this Agreement, if any payment or benefit provided to the Executive in connection with his termination of employment is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the Executive is determined to be a “specified employee” as defined in Section 409A(a)(2)(b)(i), then such payment or benefit shall not be paid until the first payroll date to occur following the six-month anniversary of the Termination Date (the “Specified Employee Payment Date”). The aggregate of any payments that would otherwise have been paid before the Specified Employee Payment Date shall be paid to the Executive in a lump sum on the Specified Employee Payment Date and thereafter, any remaining payments shall be paid without delay in accordance with their original schedule.

9. Successors and Assigns. This Agreement is personal to the Executive and shall not be assigned by the Executive. Any purported assignment by the Executive shall be null and void from the initial date of the purported assignment. The Company may assign this Agreement to any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company. This Agreement shall inure to the benefit of the Company and permitted successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

The Singing Machine Company, Inc.

By: ______________________________

Printed Name: Lau Sak Hong

Title: Chairman, Starlight Group

____

Executive: Lionel Marquis

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